Subsequent Events (Details) - Subsequent Event [Member] $ in Thousands	Mar. 13, 2019 USD ($)
Subsequent Events (Textual)
Cash and stock transaction value	$ 140,000
Subsequent event, description	Total consideration of $140 million comprised of approximately $72 million in cash and approximately 11 million in shares of PowerFleet, Inc., a newly-created holding company that will control both the Company and I.D. Systems.